UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2650

Seligman Cash Management Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Cash Management Fund, Inc.

Annual Report
December 31, 2007

A Money Market
Mutual Fund Seeking
to Preserve Capital and
to Maximize Liquidity
and Current Income

J. & W. Seligman & Co.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview with Your Portfolio Manager	2
Portfolio Overview	3
Understanding and Comparing Your Fund’s Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Notes to Financial Statements	9
Financial Highlights	15
Report of Independent Registered Public Accounting Firm	19
Proxy Results	20
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	21
Directors and Officers	24
Additional Fund Information	28

Your annual shareholder report for Seligman Cash Management Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

The Fund’s objectives are to preserve capital and to maximize liquidity and current income. As such, the Fund is managed in a very conservative manner with a focus on very high quality instruments. This approach enabled the Fund to avoid any exposure to areas in the market that were hard hit by credit issues during the year.

In an effort to ease monetary policy and inject liquidity into the markets amid a slowing US economy, the Federal Reserve Board began to incrementally decrease the fed funds target rate, the rate banks charge each other on overnight loans. This influential short-term rate decreased from 5.25% in September to 4.25% in December. Following the close of the reporting period, the Fed unexpectedly cut the fed funds target rate by an additional three-quarters of a percentage point to 3.5%. This was the first such cut the Fed has made between scheduled meetings of the Federal Open Market Committee (FOMC) since September 17, 2001 (following the 9/11 terrorist attacks), and was the largest rate cut since 1984. The fed funds target rate was decreased an additional 50 bps on January 30, 2008 at the regularly scheduled FOMC meeting. As of the date of this letter, the fed funds rate stands at 3.0%.

A Special Meeting of Shareholders was held at the Fund’s offices on September 27, 2007 to elect ten members to the Board of Directors and to consider the selection of Deloitte and Touche LLP as the Fund’s independent auditors. Results of the vote can be found on page 20 of this report.

Thank you for your continued support of Seligman Cash Management Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2008

Manager	Shareholder Service Agent	General Counsel
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP
Sullivan & Cromwell LLP

Important Telephone Numbers
(800) 221-2450 Shareholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated
                             Telephone Access Service

Interview With Your Portfolio Manager
Francis L. Mustaro

Q.  What market conditions and economic events materially affected Seligman Cash Management Fund’s performance for the year ended December 31, 2007?

A.  Amid concerns over a ballooning subprime mortgage crisis and a severe tightening of liquidity in the credit markets, the US Federal Reserve Board began to ease monetary policy in September 2007 with the first in a series of cuts in the fed funds target rate, the rate banks charge one another on overnight loans. The rate, which had stood at 5.25% for the first nine months of the year, was decreased to 4.75% in September, to 4.5% in October, and to 4.25% in December. As a result, the gross yields earned on the Fund’s investments declined in the last quarter of the year. Subsequent to the close of the reporting period, the rate was decreased an additional 125 basis points, and stands at 3% as of February 2008.

Q.  What investment strategies and techniques materially affected the Fund’s performance for the year?

A.  The Fund’s strategy is to maintain a portfolio of very high quality instruments with short maturities, and as a result, the portfolio was not exposed to any of the problematic credit issues that dominated the headlines during the year.

The US Treasury yield curve was inverted for much of the year and short-term rates fell quite a bit. For a while, we extended the maturities of the Fund’s holdings in order to lock in higher rates. As the Treasury yield curve became increasingly inverted, we stopped extending maturities and decided to keep the maturities short. (Generally, we maintain short maturities in the Fund’s portfolio, so “longer” maturities were still relatively short.)

As short-term rates fell during the year, we decreased the Fund’s allocation to US Government securities (from 70.8% to 39.1%) and increased the Fund’s allocation to time deposits (17.7% to 40.8%) and repurchase agreements (0% to 20.3%). Our rationale behind this portfolio shift was that instruments such as time deposits and repurchase agreements offer higher yield than US Treasuries and increasing our exposure would help lock in more spread.

The Fund was able to deliver a higher yield to investors in 2007 than in 2006, while continuing to offer a high-quality portfolio, high liquidity, and stability of principal.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund, Inc. is managed by Seligman’s Investment Grade Team, led by Francis L. Mustaro. Mr. Mustaro is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income.

Portfolio Overview

Diversification of Net Assets December 31, 2007
		Percent of Net Assets December 31,
	Value	2007	2006
Time Deposits	$70,602,000	40.8	17.7
US Government Securities	67,705,203	39.1	70.8
Repurchase Agreement	35,113,000	20.3	—
Other Assets Less Liabilities	(318,910)	(0.2)	11.5
Net Assets	$173,101,293	100.0	100.0

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Class A	$1,000.00	0.82%	$1,019.80	$4.11	$1,021.07	$4.11
Class B	1,000.00	1.82	1,014.30	9.09	1,016.03	9.10
Class C	1,000.00	1.55	1,015.80	7.75	1,017.39	7.75
Class D	1,000.00	1.82	1,014.30	9.09	1,016.03	9.10
Class I	1,000.00	0.54	1,021.10	2.71	1,022.48	2.71
Class R	1,000.00	1.07	1,018.50	5.36	1,019.81	5.36

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2007

	Annualized Yield on Purchase Date	Principal Amount	Value
Time Deposits 40.8%
ABN Amro Bank, Grand Cayman, 4%, 1/3/2008	4.06%	$8,988,000	$8,988,000
Bank of Montreal 4.2%, 1/4/2008	4.26	8,748,000	8,748,000
Bank of Nova Scotia 4.25%, 1/3/2008	4.31	8,988,000	8,988,000
BNP Paribas, Grand Cayman, 4%, 1/7/2008	4.06	8,697,000	8,697,000
Citibank, Nassau, 4%, 1/3/2008	4.06	8,988,000	8,988,000
JPMorgan Chase, Grand Cayman, 4.1875%, 1/4/2008	4.25	8,748,000	8,748,000
Rabobank Nederland, Grand Cayman, 4.125%, 1/4/2008	4.18	8,748,000	8,748,000
Royal Bank of Scotland 4%, 1/7/2008	4.06	8,697,000	8,697,000

Total Time Deposits (Cost $70,602,000)			70,602,000

US Government Securities 39.1%
US Treasury Bills:
4.964%, due 2/7/2008	4.79	10,000,000	9,951,026
4.889%, due 2/7/2008	4.79	10,000,000	9,951,746
4.045%, due 2/21/2008	3.97	7,000,000	6,961,325
4.135%, due 4/24/2008	4.05	10,000,000	9,873,808
Federal Home Loan Bank 4.275%, 1/10/2008ø	4.26	16,000,000	15,983,160
Freddie Mac 4.237%, 1/10/2008ø	4.29	15,000,000	14,984,138

Total US Government Securities (Cost $67,705,203)			67,705,203

Repurchase Agreement 20.3%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008 in the amount of $35,118,560 collateralized by: $21,775,000 Fannie Mae 6.25%, 5/15/2029, and $12,355,000 Freddie Mac 5.625%, 11/23/2035, with a fair market value of $36,171,475 (Cost $35,113,000)	2.89	35,113,000	35,113,000

Total Investments 100.2% (Cost $173,420,203)			173,420,203

Other Assets Less Liabilities (0.2)%			(318,910)

Net Assets 100.0%			$173,101,293

ø Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value
Time deposits (cost $70,602,000)	$70,602,000
US Government securities (cost $67,705,203)	67,705,203
Repurchase agreement (cost $35,113,000)	35,113,000
Total investments (cost $173,420,203)	173,420,203
Restricted cash	37,555
Receivable for Capital Stock sold	441,937
Interest receivable	32,167
Investment in, and expenses prepaid to, shareholder service agent	15,098
Other	12,756
Total Assets	173,959,716
Liabilities:
Bank overdraft	550
Payable for Capital Stock repurchased	584,742
Dividends payable	122,274
Management fee payable	70,721
Distribution and service (12b-1) fees payable	19,213
Accrued expenses and other	60,923
Total Liabilities	858,423
Net Assets	$173,101,293
Composition of Net Assets:
Shares of Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 173,077,338 shares outstanding):
Class A	$1,329,088
Class B	74,546
Class C	40,110
Class D	136,404
Class I	145,088
Class R	5,537
Additional paid-in capital	171,338,343
Undistributed net realized gain	32,177
Net Assets	$173,101,293
Net Asset Value Per Share:
Class A ($132,924,099 ÷ 132,908,772 shares)	$1.00
Class B ($7,457,836 ÷ 7,454,585 shares)	$1.00
Class C ($4,011,401 ÷ 4,010,995 shares)	$1.00
Class D ($13,643,084 ÷ 13,640,412 shares)	$1.00
Class I ($14,511,034 ÷ 14,508,834 shares)	$1.00
Class R ($553,839 ÷ 553,740 shares)	$1.00

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Interest	$9,218,585
Expenses:
Management fee	776,197
Shareholder account services	517,015
Distribution and service (12b-1) fees	244,850
Registration	94,294
Auditing and legal fees	54,899
Custody and related services	53,915
Shareholders’ meeting	43,024
Shareholder reports and communications	23,587
Directors’ fees and expenses	9,194
Miscellaneous	22,056
Total Expenses	1,839,031
Net Investment Income	7,379,554

Net Realized Gain on Investments	32,177
Increase in Net Assets from Operations	$7,411,731

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Operations:
Net investment income	$7,379,554	$6,773,706
Net realized gain on investments	32,177	—
Increase in Net Assets from Operations	7,411,731	6,773,706
Distributions to Shareholders:
Net investment income:
Class A	(5,986,951)	(5,449,017)
Class B	(249,832)	(309,622)
Class C	(135,047)	(125,669)
Class D	(394,523)	(382,976)
Class I	(583,957)	(488,121)
Class R	(29,244)	(18,301)
Decrease in Net Assets from Distributions	(7,379,554)	(6,773,706)
Capital Share Transactions:
Net proceeds from sales of shares	283,500,033	248,096,153
Investment of dividends	7,127,126	6,508,596
Exchanged from associated funds	57,066,271	52,579,824
Total	347,693,430	307,184,573
Cost of shares repurchased	(301,506,326)	(295,545,541)
Exchanged into associated funds	(34,720,562)	(26,248,926)
Total	(336,226,888)	(321,794,467)
Increase (Decrease) in Net Assets from Capital Share Transactions	11,466,542	(14,609,894)

Increase (Decrease) in Net Assets	11,498,719	(14,609,894)
Net Assets:
Beginning of year	161,602,574	176,212,468
End of Year	$173,101,293	$161,602,574

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following six classes of shares, each of which may be acquired by investors at net asset value:

Class A shares are generally issued without any sales charges. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase.

Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis. Class C shares acquired by an exchange from another Seligman mutual fund and Class D shares are subject to a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares acquired by an exchange from another Seligman mutual fund were subject to a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund’s liability for deferred director’s fees are valued at net asset values or, for closed-end funds, closing market prices.

Notes to Financial Statements

b.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded on an accrual basis.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Net realized gains, if any, are paid annually and are recorded on the ex-dividend date.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004–2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

For federal income tax purposes, as of December 31, 2007, the Fund had undistributed ordinary income of $44,484, consisting primarily of short-term capital gain.

3.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets. The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2007, was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter

Notes to Financial Statements

into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2007.

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman mutual fund, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1%, 0.74%, 1% and 0.25% per annum of the average daily net assets of Class B, Class C, Class D, and Class R shares, respectively, amounted to $82,955, $30,020, $129,969 and $1,906, respectively.

The Distributor and Seligman Services, Inc., each an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $5,093.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2007, such charges amounted to $8,294. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2007, Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $517,015 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2007, the Fund’s potential obligation under the Guaranties is $254,700. As of December 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Notes to Financial Statements

At December 31, 2007, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007 of $273 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales of shares	266,471,087	233,829,530
Investment of dividends	5,802,677	5,266,315
Exchanged from associated funds	37,488,483	32,579,946
Converted from Class B*	1,328,267	2,347,019
Total	311,090,514	274,022,810
Shares repurchased	(279,362,022)	(267,807,022)
Exchanged into associated funds	(23,052,704)	(14,498,944)
Total	(302,414,726)	(282,305,966)
Increase (decrease)	8,675,788	(8,283,156)

Class B
Sales of shares	294,554	1,024,674
Investment of dividends	218,629	271,389
Exchanged from associated funds	8,180,622	8,009,822
Total	8,693,805	9,305,885
Shares repurchased	(3,817,233)	(6,049,274)
Exchanged into associated funds	(4,951,926)	(5,012,017)
Converted to Class A*	(1,327,981)	(2,345,812)
Total	(10,097,140)	(13,407,103)
Decrease	(1,403,335)	(4,101,218)

Class C
Sales of shares	768,447	775,045
Investment of dividends	122,569	111,856
Exchanged from associated funds	5,394,413	4,852,687
Total	6,285,429	5,739,588
Shares repurchased	(2,312,003)	(3,105,510)
Exchanged into associated funds	(3,591,545)	(3,253,286)
Total	(5,903,548)	(6,358,796)
Increase (decrease)	381,881	(619,208)

See footnote on page 13.

Notes to Financial Statements

	Year Ended December 31,
Class D	2007	2006
Sales of shares	4,705,646	4,910,551
Investment of dividends	374,084	361,160
Exchanged from associated funds	6,002,753	7,137,369
Total	11,082,483	12,409,080
Shares repurchased	(7,165,040)	(8,834,177)
Exchanged into associated funds	(3,124,387)	(3,483,112)
Total	(10,289,427)	(12,317,289)
Increase	793,056	91,791

Class I
Sales of shares	8,297,974	7,470,945
Investment of dividends	581,898	479,520
Total	8,879,872	7,950,465
Shares repurchased	(5,928,933)	(9,634,980)
Increase (decrease)	2,950,939	(1,684,515)

Class R
Sales of shares	2,962,036	84,201
Investment of dividends	27,269	18,356
Total	2,989,305	102,557
Shares repurchased	(2,921,095)	(114,578)
Exchanged into associated funds	—	(1,567)
Total	(2,921,095)	(116,145)
Increase (decrease)	68,210	(13,588)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

5.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

6.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.040	0.039	0.022	0.004	0.002
Less Distributions:
Dividends from net investment income	(0.040)	(0.039)	(0.022)	(0.004)	(0.002)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.09%	3.95%	2.20%	0.43%	0.19%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$132,924	$124,223	$132,506	$143,464	$155,944
Ratio of expenses to average net assets	0.86%	0.90%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	4.03%	3.86%	2.15%	0.40%	0.19%
Without expense reimbursement:‡
Ratio of expenses to average net assets				0.85%	0.86%
Ratio of net investment income to average net assets				0.39%	0.18%

See footnotes on page 18.

Financial Highlights

Class B
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.030	0.028	0.011	0.001	—**
Less Distributions:
Dividends from net investment income	(0.030)	(0.028)	(0.011)	(0.001)	—**
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.00%	2.85%	1.11%	0.07%	0.03%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,458	$8,860	$12,961	$21,214	$33,026
Ratio of expenses to average net assets	1.86%	1.89%	1.85%	1.18%	1.02%
Ratio of net investment income to average net assets	3.03%	2.86%	1.16%	0.07%	0.03%
Without expense reimbursement:‡
Ratio of expenses to average net assets			1.86%	1.85%	1.86%
Ratio of net investment income (loss) to average net assets			1.15%	(0.60)%	(0.81)%

Class C
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.033	0.032	0.016	0.001	—**
Less Distributions:
Dividends from net investment income	(0.033)	(0.032)	(0.016)	(0.001)	—**
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.32%	3.20%	1.56%	0.09%	0.03%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,011	$3,629	$4,248	$4,693	$7,238
Ratio of expenses to average net assets	1.60%	1.58%	1.44%	1.16%	1.02%
Ratio of net investment income to average net assets	3.29%	3.19%	1.56%	0.09%	0.03%
Without expense reimbursement:‡
Ratio of expenses to average net assets				1.57%	1.67%
Ratio of net investment loss to average net assets				(0.32)%	(0.62)%

See footnotes on page 18.

Financial Highlights

Class D
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.030	0.028	0.011	0.001	—**
Less Distributions:
Dividends from net investment income	(0.030)	(0.028)	(0.011)	(0.001)	—**
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.00%	2.85%	1.11%	0.07%	0.03%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,643	$12,848	$12,756	$13,574	$18,742
Ratio of expenses to average net assets	1.86%	1.89%	1.85%	1.18%	1.02%
Ratio of net investment income to average net assets	3.03%	2.86%	1.16%	0.07%	0.03%
Without expense reimbursement:‡
Ratio of expenses to average net assets			1.86%	1.85%	1.86%
Ratio of net investment income (loss) to average net assets			1.15%	(0.60)%	(0.81)%
Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.043	0.042	0.024	0.007	0.004
Less Distributions:
Dividends from net investment income	(0.043)	(0.042)	(0.024)	(0.007)	(0.004)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.36%	4.23%	2.48%	0.69%	0.39%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$14,511	$11,558	$13,242	$11,256	$9,558
Ratio of expenses to average net assets	0.59%	0.60%	0.58%	0.57%	0.63%
Ratio of net investment income to average net assets	4.30%	4.16%	2.43%	0.68%	0.41%

See footnotes on page 18.

Financial Highlights

Class R
	Year Ended December 31,
	2007	2006	2005	2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.038	0.036	0.019	0.002	—**
Less Distributions:
Dividends from net investment income	(0.038)	(0.036)	(0.019)	(0.002)	—**
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.83%	3.69%	1.94%	0.24%	0.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$554	$486	$499	$2	$2
Ratio of expenses to average net assets	1.11%	1.15%	1.11%	1.01%	0.98	%†
Ratio of net investment income to average net assets	3.78%	3.61%	1.90%	0.24%	0.02	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets				1.10%	1.31	%†
Ratio of net investment income (loss) to average net assets				0.15%	(0.35	)%†

*	Commencement of offering of shares.

**	Less than + or – $0.001.

‡	The Manager, at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to declare dividends equal to selected minimum annual rates. Absent such reimbursement, returns would have been lower.

†	Annualized.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Proxy Results

Shareholders of Seligman Cash Management Fund, Inc. (the “Fund”) voted on the following proposals at the special meeting of shareholders held in New York, New York, on September 27, 2007. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect a Board of Directors:

	In Favor of Election	Withhold Authority to Vote
Maureen Fonseca	102,052,964	1,497,044
John R. Galvin	102,348,920	1,201,088
John F. Maher	102,588,875	961,133
Betsy S. Michel	102,583,183	966,825
Frank A. McPherson	102,470,739	1,079,269
William C. Morris	102,555,477	994,531
Leroy C. Richie	102,577,716	972,292
Robert L. Shafer	102,525,170	1,024,838
James N. Whitson	101,967,486	1,582,522
Brian T. Zino	102,557,128	992,880

Proposal 2

To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for 2007:

For Ratification	Against Ratification	Abstain
101,463,762	1,151,640	934,601

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Cash Management Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectus relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors considered the twelve-month trailing average yield of the Fund as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through September 30, 2007. The comparative information showed that the Fund’s returns had consistently been below the index average by varying, but relatively small, amounts. The Manager explained that the Fund is managed conservatively, and that its average portfolio quality is higher than that of many other money market funds. The Manager added that, while the Manager’s emphasis on quality tended to reduce the Fund’s investment returns, the Fund had not been adversely affected by the recent credit market issues relating to subprime loans. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is sold exclusively to insurance company separate accounts. The directors further noted that the management fee rate paid the Fund is comparable to the management fee rate paid by its “clone” portfolio.

The directors compared the management fee rate payable by the Fund to the rate paid by a subset of funds, with assets more nearly comparable to the Fund, in its Lipper category (the “peer group”). The directors noted that the Fund’s current effective management fee rate, which reflected the effect of breakpoints in the fee schedule, was slightly higher than the average and median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was among the highest in the peer group. The Manager explained that the Fund’s high level of shareholder purchases and redemptions was a significant factor in the Fund’s expense ratio, and noted that a number of the funds in its peer group benefit from expense reimbursements, which the Fund does not. The directors concluded that the expense ratio was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that take into account the net assets of all funds in the Seligman Group of Funds, including the Fund, and that the current effective management fee rate reflects a reduction due to the effect of those breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Taking these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund, Inc., is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: September 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: September 2007 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 27.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: September 2007 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 27.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: September 2007 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Francis L. Mustaro (57) • Vice President and Portfolio Manager: April 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Core Fixed Income Fund, Inc.; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (50) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 27.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1   These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank.]

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc. which contains information about the investment objective, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXCM2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$31,513	$29,960
Audit-Related Fees	–	–
Tax Fees	2,650	2,500
All Other Fees	2,333	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$141,710
Tax Fees	9,000	11,955
All Other Fees	15,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $170,423 and $156,165, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Included in item 1 above.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CASH MANAGEMENT FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN CASH MANAGEMENT FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.